Exhibit 10.1

SERVICES AGREEMENT

This Services Agreement (this “Agreement”) is made and entered into as of May 4, 2018, (the “Effective Date”), by and between Worldwide Clinical Trials, Inc., with offices at 3800 Paramount Parkway, Suite 400, 27560, Morrisville, NC, United States, (together with its Affiliates, “Worldwide) and Neurotrope Bioscience Inc., with offices at 205 East 42nd Street, New York, NY 10019 (“Sponsor”). Worldwide and Sponsor are sometimes individually referred to herein as a “Party” and collectively as the “Parties”.

For purposes of this Agreement, “Affiliates” means any entity that controls, is controlled by or is under common control with, that Party. “Control” means the possession, directly or indirectly, of at least 50% of the share capital or voting rights or of the power to direct or cause the direction of the management and policies of an entity, whether through the ownership of voting securities, by contract or otherwise.

WHEREAS, Sponsor is engaged in the research and development of pharmaceutical products;

WHEREAS, Worldwide is engaged in providing services to pharmaceutical manufacturers in support of their clinical research and product development activities;

WHEREAS, Worldwide and Sponsor desire that Worldwide provide certain services with respect to Sponsor’s clinical study, NTRP101-230 entitled “A Randomized, Double-Blinded, Placebo-Controlled, Confirmatory Phase 2 Study Assessing the Safety, Tolerability and Efficacy of Bryostatin in the Treatment of Moderately Severe to Severe Alzheimer’s Disease Subjects Not Receiving Memantine Treatment” (the "Study") for the study of Sponsor’s drug Bryostatin 1 ("Study Drug"); and

WHEREAS, Sponsor and Worldwide desire to enter into this Agreement in order to set forth definitively their respective rights and obligations with respect to the conduct of the Study.

NOW THEREFORE, in consideration of the premises and the mutual promises and undertakings herein contained, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1.0	SERVICES

Worldwide, itself or through one of its Affiliates (if applicable) hereby agrees to perform the services (the “Services”) in accordance with the terms of the scope of Services attached hereto as Exhibit A, incorporated herein by reference (the “Scope of Services”), and this Agreement.

1.1	Performance

Worldwide shall perform the Services and shall use its commercially reasonable efforts to complete the Services within the estimated time frame as set forth in the timeline attached hereto as Exhibit B and incorporated herein by reference (“Timeline”). Such time estimate assumes, however, the full cooperation of Sponsor, Regulatory Authorities, Ethics Committees and investigators and other third parties not under Worldwide’s control, and shall be subject to adjustment [***] if the work for the Services is delayed due to circumstances outside the reasonable control of Worldwide, including, but not limited to:

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

•	failure of Sponsor to deliver clinical supplies in due time, provided such failure is the actual cause of the delay;
•	amendments to previously agreed upon protocols, procedures or documents required for the Services at the request of Sponsor or Sponsor’s (or its advisors’);
•	significant delays in pre-Study meetings or in other tasks to be performed by Worldwide caused by Sponsor;
•	delays in obtaining or subsequent withdrawal of regulatory or ethical review approvals concerning the Services;
•	death or disability of any investigator or other research specialist on the Study;
•	higher ratio of drop-outs among trial subjects than anticipated in this Agreement;
•	lower enrollment rates than expected and agreed to by Worldwide and Sponsor; or
•	unforeseen changes in the relevant medical practice.

1.2	Compliance with Laws/Agreements

Worldwide shall perform Services under this Agreement in accordance with the terms of this Agreement, the Protocol for the Study, the Sponsor approved standard operating procedures for the Study (the “Standard Operating Procedures”), the current Guidelines for Good Clinical Practice promulgated by the FDA ("GCP Guidelines"), the Declaration of Helsinki of the 41st World Medical Assembly, South Africa 1996 as amended, and all other applicable laws and regulations, including the following as applicable, 21 CFR Part 11, 312, 50, 54, 56, the Health Information Portability and Accountability Act of 1996 and all regulations and official guidelines promulgated thereunder and the Health Information Technology for Economic and Clinical Health Act (the “Applicable Laws”).

The Parties and their respective owners, officers, directors, employees or agents have not and shall not pay, give, offer or promise to pay or give, or authorize the payment, directly or indirectly, of any money or anything of value to any foreign government official or employee (including employees of state-owned institutions), for the purpose of (i) influencing any act or decision of such official or of such government, (ii) inducing that person to do or omit doing any act in violation of his or her lawful duty, (iii) securing an improper advantage, or (iv) influencing such official to use his influence with the government to effect or influence the decision of such government, in order to assist Sponsor or Worldwide in obtaining or retaining business for or with or directing business to any person.

Each Party agrees to comply with all applicable anticorruption laws, rules and regulations. The Parties agree to reasonably cooperate with each other’s diligence efforts in order to satisfy each Party’s obligations under the United States Foreign Corrupt Practices Act, as amended (“FCPA”), the UK Bribery Act and any implementing legislation under the OECD Convention Against Bribery of Foreign Government Officials in International Business Transactions.

1.3	Transfer of Obligations

Pursuant to Title 21 CFR Part 312.52, Sponsor hereby transfers to Worldwide all of the obligations identified in Exhibit A attached hereto and incorporated by reference herein. Notwithstanding the foregoing, Sponsor will retain the ultimate authority and control over and responsibility for the Study. The Parties acknowledge and agree that Sponsor shall at all times be deemed to be the “sponsor” of the Study pursuant to the terms of the Federal Food, Drug and Cosmetic Act, as from time to time amended, and the regulations of the U.S. Food and Drug Administration (“FDA”), as promulgated in Title 21 of U.S. Code of Federal Regulations.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.4	Changes

The Parties may make changes in or additions to the Scope of Services, provided, however, that, subject to the terms of this Section 1.4, no such changes or additions shall be implemented prior to the execution by the Parties of a change order (a “Change Order”), the form of which is attached hereto and incorporated herein as Exhibit E. The Change Order shall include detailed information on the changes to the Scope of Services and any associated changes to the Timeline, Budget and/or payment schedule. Sponsor acknowledges that Worldwide is not obligated to perform any out-of-scope work described in a Change Order until the Change Order is signed by both Parties. Provided, however, in the event that Worldwide provides additional Services or expends additional resources, at Sponsor’s written request and in strict accordance with Sponsor’s written requirements, in the absence of a Change Order, Sponsor will compensate and/or reimburse Worldwide for [***]. For any Change Order that affects the scope of the regulatory obligations that have been transferred to Worldwide, Worldwide and Sponsor shall execute a corresponding amendment to Exhibit A. Sponsor shall file such amendment where appropriate, or as required by applicable law.

2.0	WORK PRODUCT

During the term of this Agreement, Worldwide shall maintain all materials and all other data or documents included in the Trial Master File obtained or generated by Worldwide in the course of providing the relevant Services in accordance with Worldwide’s standard operating procedures, including all computerized records and files (“Work Product”), in a secure area reasonably protected from fire, theft and destruction with duplicate copies retained with the same care as the original Work Product. All Work Product shall be the Confidential Information and the exclusive property of Sponsor. At the expiration or termination of this Agreement, and subject to satisfaction of the Parties’ obligations thereunder, Sponsor shall provide Worldwide with written instructions as to the disposition of the Work Product created under this Agreement. Such written instructions will provide that Worldwide (a) deliver the Work Product, in the form in which Worldwide currently holds them, to a designated Sponsor location or to such other entity or at such other address as Sponsor may specify, (b) retain the materials for the period of time specified in this Agreement, or (c) destroy all such materials except for those which Worldwide is required by law or regulation to store or maintain. Upon expiration or termination of this Agreement, [***] of the Work Product will be [***] as Pass-through Expenses (as defined below) in accordance with the terms of this Agreement. Notwithstanding the foregoing, Worldwide may retain one electronic archival backup copy of such Work Product in accordance with Worldwide’s Data Retention Policy, subject to its ongoing obligation to maintain the confidentiality of such materials.

3.0	PAYMENT AND COMPENSATION

The Parties agree that the fees and other reimbursements that Worldwide will receive for performing the Services hereunder are subject to the following terms and conditions.

3.1	Compensation for Services

This Agreement includes a budget for the Services (the, “Budget”) to be performed by Worldwide, which is attached hereto as Exhibit C, and is incorporated herein by reference. Sponsor shall pay to Worldwide such amounts as set forth and more fully described in the Budget until such time as Worldwide and Sponsor agree that the Sponsor’s monetary obligations to Worldwide are fully satisfied. Worldwide agrees that it shall not incur any cost or expense in excess of the amounts set forth in the Budget for any item, without the prior written approval of Sponsor (in accordance with Section 1.4). Worldwide will [***], associated with this Agreement and to obtain and pass along to Sponsor [***].

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

3.2	Pass-through Expenses

Sponsor will reimburse Worldwide [***] as agreed to by Sponsor and identified in the Budget or otherwise pre-approved in writing by the Sponsor, which Worldwide will invoice to Sponsor without mark-up (“Pass-through Expenses”). All reimbursement of Pass-through Expenses hereunder must be supported by receipts provided by Worldwide. Pass-through Expenses may include, [***].

In order to facilitate payment of invoices for Worldwide’s pre-approved [***] incurred during the performance of Services, Worldwide will submit to Sponsor a report containing at least the following details: (i) photocopies of receipts [***], (ii) date and [***], (iii) employee name, and (iv) [***]. In addition to copies of all receipts [***], Sponsor shall have the right to obtain additional backing documentation for any line item which requires further clarifications. Such requests shall be made in good faith and where there is a specific concern with the line item(s) in question. All [***] obtained under Section 3.2 will be passed through and properly reflected in invoices to Sponsor and shall be [***]. Worldwide will use [***] which are less than [***], and [***] which are [***]. For the avoidance of doubt, [***] should not include [***].

3.3	Invoices;

Worldwide shall submit a reasonably detailed invoice by email to Sponsor (rweinstein@neurotropebioscience.com) on a [***] basis in accordance with the Payment Schedule with appropriate supporting documentation, including those set forth in Section 3.2.

3.4	Payment Terms

Sponsor agrees to pay for Services and Pass-through Expenses in accordance with the Payment Schedule, the (“Payment Schedule”) attached hereto as Exhibit D and incorporated herein by reference. Sponsor will pay for all Services, Pass-through Expenses and other invoiced items within [***] days of receipt of invoice. All payments will be made in the currency noted in the Payment Schedule. All fees for Services and Pass-through Expenses under this Agreement are stated [***] of any local, state, federal or foreign sales and use taxes, VAT, if any, [***]. If such taxes are applicable under local regulations, Worldwide will [***] at the relevant rate. For the avoidance of doubt, the requirements of this provision shall not apply to [***].

Payments shall be made by Sponsor via wire transfer of immediately available funds to Worldwide’s account set forth below:

Account Holder:	Worldwide Clinical Trials, Inc.
Bank Name:	[***]
Bank Address:	[***]

ABA Routing No.:	[***]
Bank Account No.:	[***]
Swift Code:	[***]
Taxpayer ID#:	[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

3.5	Project Delays

In the event Sponsor delays, suspends or places a hold on the Study for any reason, Sponsor shall promptly provide Worldwide with written notice of such delay, hold or suspension, and Sponsor and Worldwide will, [***] of such notice, [***] to this Agreement and each Party will complete its respective duties and obligations as described in any resulting Change Order. During the period following Worldwide’s receipt of Sponsor’s notice of delay, hold or suspension, if Sponsor desires Worldwide to continue the assignment of certain Worldwide Study personnel to the Study, [***] to Worldwide hereunder, Sponsor agrees that it shall [***] associated with such continued assignment at [***], such [***] to be agreed upon by the Parties prior to commencement of the delay, as evidenced by a Change Order. Said personnel fees shall be [***] and shall be due and payable by Sponsor within [***] days of Sponsor’s receipt of Worldwide’s invoice. If Sponsor does not wish to retain certain Worldwide Study personnel for the duration of the delay or on hold period, Worldwide shall have the right to reallocate any and all such staff after [***] day period. If the delay or on-hold period continues for [***] either Party may, by provision of written notice, terminate this Agreement without penalty.

3.6	Currency Management

All invoices and amounts to be paid under this Agreement shall be in US currency.

3.7	Disputed Invoices

In the event Sponsor disputes one or more items in an invoice, Sponsor will notify Worldwide in writing within [***] of receipt of the invoice and such notice shall contain a reasonably detailed description of the item(s) being disputed and the basis therefor. Worldwide will respond to Sponsor within [***] of receipt of the notification. This written communication pattern will continue until Worldwide has provided Sponsor with sufficient justification for the disputed item(s) or until the Parties agree to a resolution of the disputed amount. Sponsor shall pay the undisputed portion of the invoice within [***] of receipt of invoice and shall use its reasonable efforts to pay the disputed amount within [***] of resolution of the dispute pursuant to Section 17.12. In the event the Parties are unable to reach a satisfactory resolution within [***] of the original invoice, either Party may pursue alternative remedies in accordance with this Agreement.

4.0	THIRD PARTY AGREEMENTS

Worldwide may contract with various third parties to perform part of the Services, with the prior written consent of the Sponsor, provided that (i) the subcontractor agrees in writing to be bound by terms consistent with this Agreement, including without limitation, regarding maintaining the confidentiality of proprietary information, and regarding ownership of intellectual property in connection with the Services, assignment to Sponsor of any intellectual property in connection with the Services; (ii) Worldwide shall use its best efforts to ensure that any subcontractor has the capability to perform the subcontracted services to the standards required under this Agreement and in compliance with Applicable Laws, (iii) Worldwide shall remain primarily responsible to Sponsor for the performance of such subcontracted Services, and (iv) any subcontracting shall not relieve Worldwide of its obligations hereunder and Worldwide hereby agrees to manage the performance of any permitted subcontractor.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

For purposes of this Agreement, subcontractors do not include third party vendors providing ancillary services on the Study, provided that Worldwide’s agreement with any such third-party vendor includes a provision making Sponsor an intended third-party beneficiary of the agreement with a right to enforce Worldwide’s rights under the agreement. Liability of Worldwide to Sponsor with respect to such third-party vendors shall be limited to the extent Worldwide is negligent in the performance of its obligations under this Agreement; however, Worldwide shall provide to Sponsor any amounts that Worldwide may recover from such third party vendors as a result of any error or service failure on the part of such vendors in connection with Services under this Agreement.

If Sponsor requests that Worldwide use a particular third party and Worldwide does not wish to contract with that third party based upon commercially reasonable reasons (such as the inability to agree with such provider upon mutually acceptable terms or a negative assessment of such provider’s performance or abilities), then Sponsor shall contract directly with such provider (a “Sponsor Designated Vendor”) and, unless otherwise agreed in writing, Worldwide will have no responsibility for the selection, instruction or supervision of such Sponsor Designated Vendor.

4.1	Institutions/Investigators

Worldwide’s Services under this Agreement may include identifying potential medical institutions (“Institutions”) or clinical investigators (“Investigators”) and/or negotiating, executing and/or administering contracts with such parties which will govern their participation in the Study (“Clinical Trial Agreements”). If, pursuant to the Scope of Services, Sponsor delegates to Worldwide the responsibility for negotiating and/or executing Clinical Trial Agreements, the following provisions will apply:

(a)	Sponsor may provide Worldwide with a list of suggested Institutions and/or Investigators to be recruited by Worldwide for a Study. Worldwide shall notify Sponsor in writing as to any listed Institution/Investigator with which Worldwide does not wish to contract.

(b)	Selection of all Institutions or Investigators will be subject to approval by Sponsor prior to initiation of any Study-related activities involving that Institution/Investigator or the start of any negotiations with such Institution/Investigator.

(c)	Each Clinical Trial Agreement shall be consistent with this Agreement. The Clinical Trial Agreement used with each Institution and Investigator will be in a form approved in advance by Sponsor. Any material changes to the form Clinical Trial Agreement shall be replaced with fall-back language that has been pre-approved by Sponsor. If outside of the fall-back language, the change shall require the prior written approval of the Sponsor.

(d) In the event that local law prohibits Sponsor from being a party to a Clinical Trial Agreement, Sponsor (a) shall have the right to approve the Clinical Trial Agreement template; (b) shall be a named third-party beneficiary to each Clinical Trial Agreement if possible; and, (c) shall have the right but no obligation to approve all finalized Clinical Trial Agreements prior to execution by Worldwide.

(e)	If an Institution/Investigator requests indemnification from Sponsor, standard indemnification language, generated by the Sponsor, will be provided to the Institution/Investigator. If the Institution/Investigator requests changes to the standard language, Sponsor will negotiate with the Institution/Investigator, if agreed, Sponsor will issue a letter of indemnification directly to the Institution/Investigator. Sponsor acknowledges that Worldwide shall have no indemnification obligation to any Institution/Investigator relative to the Study Drug or the applicable Study protocol. In addition, Worldwide shall not be deemed to have failed to perform under this Agreement in the event an Institution/Investigator declines participation in a Study as a result of Sponsor’s refusal to indemnify such Institution/Investigator.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(f)	The Sponsor may elect that grant payments to Institutions/Investigators be administered on its behalf by Worldwide, acting solely as payment agent unless otherwise agreed to by Worldwide in writing. Worldwide shall distribute all payments to Institutions/Investigators according to the provisions of the applicable Clinical Trial Agreement and this Agreement. Sponsor acknowledges and agrees that Worldwide will manage all administration of payments or other obligations to Investigators/Institutions for Services rendered in connection with relevant Studies solely out of funds provided to Worldwide from Sponsor for this specific purpose. Furthermore, Sponsor acknowledges and agrees that Worldwide intends to maintain a cash neutral policy with regard to Institutions/Investigators payments. In the event Worldwide or the Institutions/Investigators incur bank fees with respect to the remittance of these grant payments, such fees will be borne by Sponsor. All payments to Institutions/Investigators and any associated bank fees will be made by Worldwide solely from the funds that have been specifically provided by Sponsor to Worldwide for this purpose and not from Worldwide funds. Worldwide will not be liable for payments not made on a timely basis to any Institution/Investigator as a result of Sponsor’s failure to provide, in advance, sufficient funds for such payments.

The Parties acknowledge and agree that, for the purposes of this Agreement, Institutions/Investigators shall not be considered as employees, agents or subcontractors of Worldwide and that Investigators will be required to exercise their own independent medical judgement. Worldwide’s responsibilities with respect to Institutions/Investigators shall be limited to those specifically set forth in this Agreement.

5.0	CONFIDENTIAL INFORMATION

The Parties acknowledge and agree that in the course of performing Services hereunder, either Party may be exposed to or be given confidential or proprietary information of the other Party (“Confidential Information”). The Parties agree to hold all Confidential Information in secrecy for a period of [***] from the effective date of the expiration or earlier termination of this Agreement and shall disclose Confidential Information to third parties only on a need-to-know basis. Without limiting the generality of the foregoing, Confidential Information shall include, without limitation, [***]. Confidential Information shall be deemed to be all such information given by the disclosing party to the receiving party except for information which is (i) publicly available or later becomes publicly available through no fault of the receiving party; (ii) obtained by the receiving party from a third party entitled to disclose it; (iii) already in possession of the receiving party as indicated in its written records; (iv) independently developed by the receiving party without use of the Confidential Information; or (v) required by any law, rule, regulation, order, decision, decree, or subpoena or other judicial, administrative, or legal process to be disclosed.

Both Parties shall ensure that all of its officers, employees, consultants, agents, investigators or contractors who receive such Confidential Information understand and shall be bound by the confidentiality provisions of this Agreement.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Unless otherwise agreed in writing, within thirty (30) days after the termination of the Agreement or the written request by the disclosing party, the receiving party shall return to the disclosing party all Confidential Information in documentary or permanent form including any and all copies thereof, except for one archival copy that the receiving party can keep for its records (which may be electronic). The Parties agree that each party is and shall remain the exclusive owner of its own Confidential Information and all patent, copyright, trade secret and other intellectual property rights therein unless and until a further agreement is executed.

The Parties acknowledge that any violation of the terms of this Section 5.0 may result in irreparable injury and damage to disclosing party that is not adequately compensable in money damages, and for which disclosing party may have no adequate remedy at law. Accordingly, the receiving party agrees that the disclosing party shall be entitled to seek (without waiving any additional rights or remedies, including monetary damages, otherwise available to the disclosing party at law, in equity, or by statute) preliminary and permanent injunctive relief in the event of a breach or intended or threatened breach by the receiving party.

6.0	OWNERSHIP OF DATA AND INTELLECTUAL PROPERTY

Any invention, discovery, processes, know-how, trade secrets, data, copyrights, trademarks, improvements, or any other intellectual property right related to Sponsor’s products or technology, including the Study Drug, the Protocol, Sponsor’s Confidential Information, which is conceived or reduced to practice as a result of the performance of the Services hereunder (the “Inventions”) shall become Sponsor property and shall be used by Sponsor as Sponsor deems appropriate. Worldwide agrees to, and shall contractually require and use reasonable efforts to cause Institutions and Investigators to execute and have executed assignments of the Inventions to Sponsor, along with other documents that be necessary or helpful to Sponsor in filing patent applications, or which may relate to any litigation or interference and/or controversy in connection therewith. The entire control, prosecution, and conduct of any patent application filed by Sponsor shall be outside the jurisdiction of and without expense to Worldwide and its officers, employees, representatives and agents. Worldwide acknowledges that Sponsor has the exclusive right to file patent applications in connection with the Inventions. Worldwide warrants that neither it, nor its employees, agents and representatives, will prevent Sponsor from filing patent applications for, or from applying the results of the research carried out for Sponsor hereunder.

All reports, data, technical information, original works of authorship and all other information, furnished by or on behalf of Sponsor, or created specifically for Sponsor as a deliverable under a this Agreement, shall be the sole property of Sponsor. Nothing under this Section or any other Section of this Agreement shall be construed as (i) granting to any Party any rights under any patent, copyright or other intellectual property right of the other Party (ii) granting to any Party any rights in or to the Confidential Information of the other Party other than the limited right to use such Confidential Information solely for the purposes expressly permitted by Section 5.0 of this Agreement.

Sponsor acknowledges that Worldwide possesses certain computer programs, applications, algorithms, databases, methods, techniques, processes and other materials and ideas independently developed by Worldwide which do not rely upon, reference, or inextricably incorporate Sponsor Confidential Information or Study Drug and which relate to Worldwide’s business or operations (“Worldwide Works”). All Worldwide Works, and all revisions, improvements and enhancements thereto, are the exclusive property of Worldwide or its licensors. Sponsor agrees that any improvements, alterations or enhancements to the Worldwide Works during the term of this Agreement or the Study shall be the sole property of Worldwide. Subject to Section 5.0 hereof, in no event shall Worldwide be precluded from use of its general knowledge, skills and experience, and any of its ideas, concepts, know-how and techniques used or developed by it in the course of providing Services under this Agreement. Worldwide represents and warrants that it is entitled to deliver Worldwide Works where the same is delivered as part of the Services hereunder for Sponsor and its Affiliates’ use, and Worldwide further represents and warrants that use by Sponsor and its Affiliates’ of any such Worldwide Works is properly authorized and will not constitute an infringement or other violation of any rights of any third party.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

7.0	TERM AND TERMINATION

7.1	Term

Unless earlier terminated according to Sections 7.2-7.5 below, this Agreement will remain in effect from the date first written above until Worldwide has completed performance of all Services (including delivery of all deliverables) and Worldwide has received from Sponsor all of the payments due hereunder.

7.2	Termination for Material Breach

In the event that either Party commits a material breach in any of the terms or conditions of this Agreement, and that Party fails to cure the breach [***] after receipt of notice of the default or breach from the other Party, the Party giving notice may, at its option, immediately terminate this Agreement at the end of the [***] period. For the avoidance of doubt, [***] by Sponsor or non-payment by Worldwide to Institutions/Investigators under Section 4.1(f) shall [***].

7.3	Termination by Sponsor without Cause

Sponsor shall have the right to terminate this Agreement (for other than breach by Worldwide) at any time by giving appropriate written notice at least sixty (60) days prior to the desired termination date.

7.4	Termination for Other Reasons

Sponsor shall have the right to terminate this Agreement due to patient safety at any time by giving appropriate written notice. Either Party shall have the right to terminate this Agreement at any time upon receipt of written notice to the other Party, if the other Party shall be adjudicated insolvent or shall petition for or consent to any relief under any insolvency, re-organization, receivership, liquidation, compromise, or any moratorium statute, whether now or hereafter in effect, or shall make an assignment for the benefit of its creditors, or shall petition for the appointment of a receiver, liquidator, trustee, or custodian for all or a substantial part of its assets, or if a receiver, liquidator, trustee or custodian is appointed for all or a substantial part of its assets and is not discharged within [***] after the date of such appointment. In the event that any of the above events occur, that Party shall immediately notify the other, in writing, of its occurrence.

7.5       Termination Procedures

Upon termination of this Agreement, the Parties will reasonably cooperate with each other to provide for an orderly cessation of Worldwide’s Services. Worldwide shall [***] the cessation of the Services. In the event Sponsor terminates only part of the Services, the Parties will cooperate in good faith to enter into a Change Order amending the terms of this Agreement accordingly. In the event the Agreement or any of the Services is terminated, Worldwide will be entitled to [***] and [***] up to the effective date of termination. In addition, Sponsor shall [***] by Worldwide that are [***] in connection with the orderly cessation of the Services. If a Study or the Agreement is cancelled or terminated before the Services have been performed completely, Worldwide [***] to the extent that the [***] for the [***] can reasonably be avoided in whole or in part.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

8.0	DEBARMENT CERTIFICATION

Worldwide and its Affiliates represent and certify that neither they, nor any of their respective employees or Study personnel have ever been (a) debarred or voluntarily excluded or convicted of a crime for which a person can be debarred under Section 306 of the Federal Food, Drug, and Cosmetic Act, 21 U.S.C. §335a(a) , as amended, or any equivalent local law, regulation or guidelines thereof, in any country in which any portion of the Study is conducted (“§335a”); nor (b) threatened to be debarred or voluntarily excluded or indicted for a crime or otherwise engaged in conduct for which a person can be debarred under § 335a, or subject to any governmental sanction that would prevent the rendering of Services hereunder in any jurisdiction in which the Study is to be conducted, nor (c) excluded from participation in any federally-funded health-care program. Worldwide agrees that it shall notify Sponsor in writing within [***] in the event of any debarment, voluntary exclusion, conviction, threat, indictment or exclusion prohibited by this Section occurring during the Term of this Agreement and will suspend all activity of such individual immediately upon notification of investigation or debarment.

Worldwide represents and certifies that it has not and will not knowingly use in any capacity the services of any individual, corporation, partnership, or association which has been (a) debarred or voluntarily excluded or convicted of a crime for which a person can be debarred under § 335a; (b) threatened to be debarred or voluntarily excluded or indicted for a crime or otherwise engaged in conduct for which a person can be debarred under § 335a, or subject to any governmental sanction that would prevent the rendering of Services hereunder in any jurisdiction in which the Study is to be conducted or (c) excluded from participation in any federally funded health care program.

9.0	RECORDS, AUDITS AND INSPECTIONS

9.1	Records

Worldwide shall keep full and accurate records and accounts of all its activities in connection with this Agreement, including reasonable substantiation of all Services provided, expenses incurred. Additionally, Worldwide shall maintain a system of internal controls sufficient to provide reasonable assurance that all transactions related to this Agreement are executed and are properly recorded in Worldwide’s books and records. All records relating to this Agreement including, but not limited to, Worldwide’s invoices shall be available for inspection and audit by Sponsor as set forth in Section 9.2, or any independent auditors designated by Sponsor, upon [***] prior written notice, and for a period of [***] following the completion of the Study, unless a longer retention period is required by Applicable Laws. Sponsor agrees that its independent auditors may be required to execute a reasonable confidentiality agreement with Worldwide or Worldwide’s Affiliate or subsidiary, as the case may be, which contains mutually agreed-upon terms. Further, Sponsor’s financial audit of Worldwide or any Worldwide Affiliate or subsidiary hereunder shall be subject to the confidentiality obligations set forth herein.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

9.2	Audits by Sponsor

During the term of this Agreement, Worldwide will permit representatives of Sponsor who are not competitors of Worldwide to examine, [***], subject to at least [***] prior written notice to Worldwide (except in the case of “for cause” audits where Sponsor will provide [***] prior written notice to Worldwide), and [***]: (i) the facilities where the Services are being, will be or have been conducted; (ii) related Study documentation; and (iii) any other relevant information necessary for Sponsor to confirm that the Services are being or will be or have been conducted in conformance with applicable standard operating procedures, this Agreement and in compliance with Applicable Laws and regulations, including related financial information relating to Worldwide service fees, Pass-through Expenses and grant payments to Investigators. Worldwide will provide copies of any materials reasonably requested by Sponsor during such inspection.

9.3	Inspection by Regulatory Authorities

During the term of this Agreement, Worldwide will permit regulatory authorities to examine, (i) the facilities where the Services are being conducted; (ii) study documentation; and (iii) any other relevant information, including information that may be designated by Worldwide as confidential, reasonably necessary for regulatory authorities to confirm that the Services are being conducted in compliance with Applicable Laws and regulations. Worldwide will immediately notify Sponsor if any regulatory authority schedules, or without scheduling, begins an inspection that relates to the Services, and, unless expressly prohibited by such regulatory authority, permit Sponsor to attend such inspection.

9.4	Inspections of Investigator Site(s) by Worldwide

In connection with Worldwide’s provision of Services as specified in this Agreement, Worldwide may conduct monitoring visits and/or inspections of Investigator Sites. Based on Worldwide’s observations during such Investigator Site visits and inspections, Worldwide may decide: i) that enrollment should be suspended at the Investigator Site; ii) that an Investigator Site’s non-compliance needs to be reported to Sponsor and/or regulatory authorities; and/or (iii) Investigator Site’s participation in a Study needs to be terminated. Upon such a determination, Worldwide will present to Sponsor a basis for its decision. If Sponsor disagrees with the basis for Worldwide’s decision, Worldwide will assign its contract with the Investigator Site to Sponsor and Sponsor agrees to accept such assignment and to be responsible for all contractual duties and obligations to the Investigator Site.

10.0	INDEMNIFICATION

10.1	Indemnification by Worldwide

Worldwide shall indemnify, defend and hold harmless Sponsor and its Affiliates and their respective officers, directors, employees and agents from any loss, damage, cost or expense (including reasonable attorney’s fees) (“Losses”) arising from any third party claim, demand, assessment, action, suit or proceeding (a “Claim”) arising out of (i) any material breach by Worldwide Group of any material obligations under this Agreement or the Protocol, (ii) any Worldwide Group’s negligence or intentional misconduct; or (iii) any Worldwide Group’s material failure to comply with any applicable law for FDA regulations, except to the extent such Losses are caused by Sponsor’s negligence or willful misconduct.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

10.2	Indemnification by Sponsor

Sponsor shall indemnify, defend and hold harmless Worldwide and its Affiliates and their respective officers, directors, employees and agents (the “Worldwide Group”) from any Losses arising from any Claim arising out of (i) Worldwide’s adherence to written instructions provided by Sponsor to Worldwide, including adherence to the Protocol and proper performance of the Services in accordance with this Agreement and the Protocol; (ii) the Study drug’s harmful or otherwise adverse effect, including, without limitation, a Claim based upon the consumption, sale, distribution or marketing of any substance, including the Study drug, (iii)any breach by Sponsor of any material obligations under this Agreement, or (iv) the negligence or intentional misconduct of Sponsor, except to the extent such Losses are caused by Worldwide Group’s negligence or wilful misconduct.

In the event Worldwide incurs reasonable and necessary costs or out-of-pocket expenses as a result of it becoming involved in, or being required to appear or otherwise participate in, a matter (i) relating to the Study that is the subject of a claim or any proceeding, litigation, arbitration or some other dispute resolution mechanism, and (ii) where Worldwide’s performance of the Services in a manner other than in compliance with this Agreement is not at issue in such claim, then Sponsor shall reimburse Worldwide for pre-approved reasonable and necessary costs or out-of-pocket expenses. The Parties agree to cooperate with each other and to use commercially reasonable best efforts in good faith to minimize Worldwide’s participation in and the costs or out-of-pocket expenses relating to such disputes.

10.3	Indemnification Procedures

Upon receipt of written notice of any Claim which may give rise to a right of indemnity from the other Party hereto, the Party seeking indemnification (the “Indemnified Party”) shall give written notice thereof to the other Party, (the “Indemnifying Party”). The Indemnified Party shall permit the Indemnifying Party, at its own option and expense, to assume the complete defense of such Claim, provided that the Indemnified Party will have the right to participate in the defense of any such Claim at its own cost and expense. As to those Claims with respect to which the Indemnifying Party does not elect to assume control, the Indemnified Party will afford the Indemnifying Party an opportunity to participate in such defense, at the Indemnifying Party’s own cost and expense.

11.0	LIMITATION OF LIABILITY

Under no circumstances shall either Party be liable under this Agreement for any indirect, incidental, special or consequential damages of the other Party resulting from such Party’s performance or failure to perform under this Agreement. In addition and except for the confidentiality and indemnification obligations of Worldwide under Sections 5 and 10.1, respectively, in no event shall the collective, aggregate liability of the Worldwide Group to Sponsor [***] pursuant to this Agreement.

12.0	INSURANCE

Sponsor hereby represents and warrants that it shall maintain adequate clinical trial and product liability insurance coverage, with insurance companies having an A. M. Best Rating of [***] to cover all personal injury, death or loss suffered as a result of the Study Drug, participation in the trial or the trial screening process. Sponsor shall provide Worldwide with a copy of Sponsor’s effective Certificate of Insurance or such other documented evidence to confirm that it has such coverage. Sponsor shall maintain such insurance for the entire duration of the Study and shall notify Worldwide of any changes in coverage which impact the coverage requirements set forth above.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Prior to commencement of any work under this Agreement, Worldwide shall, at its sole expense, maintain the following insurance on its own behalf, with insurance companies having an A. M. Best Rating of [***]:

(1)           Commercial General Liability (including Premises Operations). The policy must be on an occurrence form and include the following limits: Each Occurrence: $[***]; General Aggregate: $[***].

(2)           Commercial Umbrella Liability. This policy must include the following limits: Occurrence Limit: $[***]; Aggregate Limit (where applicable); $[***] Policy to be excess of the Commercial General Liability, Commercial Automobile Liability and Employers Liability.

(3)           Product/Professional Liability Coverage (Errors & Omissions): Each Claim Limit: $[***]; Aggregate Limit: $[***]. Throughout the term of this Agreement, the Errors & Omissions Liability insurance's retroactive date will be no later than the effective date of this agreement. Upon expiration or termination of this Agreement, Worldwide will either continue to maintain an active insurance policy, or purchase an extended reporting period coverage for claims first made and reported to the insurance company [***] the end of the Agreement.

Upon request, Worldwide shall provide Sponsor with a copy of Worldwide’s Certificates of Insurance or such other documented evidence to confirm that it has all of the foregoing coverage. Worldwide shall maintain such insurance for the entire duration of the Study and shall notify Sponsor of any reduction in coverage which impact the coverage requirements set forth above.

13.0	REPRESENTATIONS AND WARRANTIES

13.1       Each Party represents that it is authorized to enter into this Agreement and that the terms of this Agreement are not inconsistent with or a violation of any contracted or other legal obligation to which it is subject.

13.2       Each Party represents that it has all qualifications, authorizations, licenses or permits which are necessary for performance of its obligations under this Agreement.

13.3       Worldwide represents and warrants to Sponsor that:

(a)       Worldwide is a duly incorporated and validly existing corporation under the laws of the Delaware;

(b)       Worldwide represents that taken together with its Affiliates it has personnel, equipment, experience and expertise sufficient in quality and quantity to provide all comprehensive Services requested by Sponsor hereunder and agreed to by Worldwide and its Affiliates and that any and all such Services will be performed commensurate with the commercially reasonable standards generally applicable to the conduct and management of clinical drug studies by a clinical research organization throughout the world;

(c)       upon execution and delivery of this Agreement, this Agreement shall constitute a legal, valid and binding agreement of Worldwide and its Affiliates, as applicable, enforceable in accordance with its terms, except to the extent enforceability may be affected by applicable bankruptcy, reorganization, insolvency, and moratorium laws and other laws applicable generally to creditors’ rights and debtors’ remedies from time to time in effect;

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(d)       neither the execution and delivery of this Agreement nor Worldwide’s performance of its obligations hereunder will violate or breach, or otherwise constitute or give rise to a default under, the terms or provisions of Worldwide’s registration documents or its By-Laws or any equivalent document or of any material contract, commitment or other obligation to which Worldwide is a party, or violate or result in a breach of or constitute a default under any judgment, order, decree, rule or regulation of any court or governmental agency to which Worldwide is subject; and

(e)       Worldwide has developed a business interruption and disaster recovery program and is executing such program to assess and reduce the extent to which Worldwide’s hardware, software and embedded systems may be susceptible to errors or failures in various crisis (or force majeure) situations. In the event that any data, reports or materials that are delivered by Worldwide to Sponsor are inaccurate, and Worldwide does not reasonably dispute such inaccuracy, and such inaccuracy is caused by errors or failures of Worldwide’s personnel, hardware, software or embedded systems then Worldwide will, to the extent possible, fix, or if necessary, re-perform the deliverables at its own expense within mutually agreeable time frames. If Sponsor and Worldwide mutually agree that Worldwide is not capable of timely or satisfactory re-performance and Worldwide has been paid for such Services, then Worldwide will reimburse Sponsor for the reasonable costs related to a third party’s re-performance of such services or reimburse Sponsor for the reasonable internal costs allocated for the re-performance of such services; provided, however, such reimbursement shall not exceed the amount of money Worldwide received for the performance the inaccurate Services.

(f)        Worldwide will employ commercially reasonable efforts to ensure that all data collected and stored by it pursuant to this Agreement will be safeguarded against loss, damage and destruction arising from any cause including, but not limited to, theft, fire, flood, earthquake, lightning, and electrical disruption. Such measures and processes will include, but not be limited to, (a) storage of hard-copy documents and computer storage disks in locked, fireproof containers, and (b) back-up and recovery systems (which are periodically tested) for computer-based systems. Sponsor has the right, but not the obligation, subject to at least ten (10) business days prior written notice to Worldwide, during normal business hours and at mutually agreed upon dates and times, to periodically inspect Worldwide’s premises to determine whether the foregoing measures and processes are in effect and being implemented. Such inspections shall be subject to the confidentiality obligations set forth herein.

14.0	DISCLAIMER

Sponsor acknowledges that the results of the Studies for which the Services are to be provided hereunder are inherently uncertain and that, accordingly, there can be no assurance, representation or warranty by Worldwide that the product covered by this Agreement can, either during the term of this Agreement or thereafter, be successfully developed or receive the required approval by the regulatory authorities.

Sponsor acknowledges that the development of the protocol concept and scientific rationale shall be the sole responsibility of Sponsor regardless of Worldwide’s involvement in Study design or protocol-writing (or lack thereof).

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

15.0	EMPLOYEES; NON-SOLICITATION

Worldwide’s staff is not, nor shall they be deemed to be at any time during the term of this Agreement, the employees of Sponsor. In consideration of the fees and benefits provided in this Agreement, Sponsor agrees that, without Worldwide’s prior written consent, during the term of this Agreement and for [***] following its expiration or other termination, neither Sponsor nor any of its Affiliates shall directly or indirectly solicit for employment or contract, attempt to employ or contract with, or assist any other entity in employing, contracting with or soliciting for employment or contract any employee who is at that time employed/contracted by Worldwide and who had been employed/contracted by Worldwide in connection with this Agreement issued hereunder. In the event that legal action becomes necessary for the enforcement of all or any part of this provision, the prevailing party shall [***]. Sponsor acknowledges that in the event of a breach of this Section 15.0, Worldwide shall be entitled to seek injunctive relief for any such breach.

16.0	NOTICES

All notices provided for in this Agreement shall be in English and shall be sent by registered first class mail, postage prepaid, return receipt requested, addressed to the respective Parties as follows:

If to Sponsor:

Neurotrope Bioscience Inc.

205 East 42nd Street, New York, NY 10019

ATTN: [***]

Via email: [***]

If to Worldwide:

c/o Worldwide Clinical Trials, Inc.

3800 Paramount Parkway, Suite 400, 27560

Morrisville, NC, United States

ATTN: Legal Counsel

17.0	MISCELLANEOUS

17.1	Modification

This Agreement may be supplemented, amended or modified only by mutual agreement of the Parties. No supplement, modification or amendment of this Agreement will be binding unless it is in writing and signed by both Parties.

17.2	Assignment

Neither Party shall have the right to assign this Agreement or any of its rights or obligations hereunder without the prior written consent of the other Party, except that either Party may assign this Agreement to an Affiliate, any purchaser of or successor to that area of its business to which this Agreement is related, any purchaser of all or substantially all of such Party’s assets or in excess of 50% of such Party’s voting securities, and any successor corporation resulting from any merger, consolidation, reorganization, business organization, joint venture or similar transaction of such Party with or into such corporation. Worldwide assignment, delegation or subcontracting to any third parties shall be in accordance with the terms of this Agreement. Any permitted assignment by either party will not relieve such Party of its obligations or liability incurred prior to assignment. Any assignment not in compliance with the terms of this provision shall be void.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

17.3	Force Majeure

Neither Sponsor nor Worldwide shall be liable for delays in performing or any failure to perform any of the terms of this Agreement caused by the effects of fire, strike, war (declared or undeclared), insurrection, acts of terror, government restriction or prohibition, or other causes reasonably beyond its control and without its fault, but the Party failing to perform shall use all commercially reasonable efforts to resume performance of this Agreement as soon as feasible. Any episode of force majeure which [***] from the date of notification of its existence shall give the non-affected Party the right to terminate this Agreement [***].

17.4	Severability

If any provision of this Agreement is found by a court to be void, invalid or unenforceable, the same shall either be reformed to comply with applicable laws and regulations or stricken if not so conformable, so as not to affect the validity or enforceability of the remaining provisions of this Agreement, except if the principal intent of this Agreement is frustrated by such reformation or deletion in which case this Agreement shall terminate.

17.5	English Language

Unless the Parties otherwise agree, any document that is provided in connection with this Agreement must be (a) in English, or (b) accompanied by a certified English translation, in which case the English translation shall prevail unless the document is a statutory or other official document.

17.6	Entire Agreement

The Parties hereto acknowledge that each has read this Agreement, understands it and agrees to be bound by its terms. The Parties agree that this Agreement is the complete agreement between the Parties on the subject matter and supersedes all proposals (oral or written), letters of intent, understandings, representations, conditions, warranties, covenants and other communications between the Parties relating to the same subject matter.

17.7	Survival

The terms, contained in Section 3, Sections 6.0, 7.6, 8.0, 10.0, 11.0, and 17.0 of this Agreement shall survive the completion of performance, expiration or termination of this Agreement. Sections 5.0, and 15.0 shall survive for the period expressly set forth in such Section or, if none, the applicable statute of limitations period applicable to a claim for breach of such provision.

17.8	Governing Law

This Agreement shall be interpreted and enforced in accordance with the laws of the State of Delaware and each Party hereby specifically consents to the personal jurisdiction thereof.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

17.9	Waiver

No waiver of any term, provision or condition of this Agreement whether by conduct or otherwise in any one or more instances will be deemed to be construed as a further or continuing waiver of such term, provision or condition or of any other term, provision or condition of this Agreement.

17.10	Independent Contractors

The Parties’ relationship, as established by this Agreement, is solely that of independent contractors. This Agreement does not create any partnership, joint venture or similar business relationship between the Parties. Subject to Section 10.0 and/or as may be expressly agreed otherwise in the case of legal representation in the EU, neither Party is a legal representative of the other Party, and neither Party can assume or create any obligation, representation, warranty or guarantee, express or implied, on behalf of the other Party for any purpose whatsoever.

17.11	Counterparts

This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which taken together shall constitute one and the same instrument. In the event that any signature is delivered by facsimile transmission, by e-mail delivery of a “.pdf” format data file or other electronic means, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

17.12	Arbitration

In the event a dispute relating to this Agreement arises between the Parties, the Parties shall confer in good faith to resolve the dispute through negotiations between respective senior executives of the Parties. In the event that the Parties are unable to resolve the dispute, the Parties will attempt to resolve the dispute in good faith through mediation. If the dispute has not been resolved by mediation [***] of the initiation of the procedure, the dispute shall be settled by arbitration administered by the American Arbitration Association under its Commercial Arbitration Rules in Delaware. Judgment shall be rendered by a mutually agreed upon single arbitrator. The provisions of this Section may be enforced by any court of competent jurisdiction, and the Party seeking enforcement shall be entitled to an award of all costs, fees and expenses, including reasonable attorneys’ fees, to be paid by the Party against whom enforcement is ordered.

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed by their respective duly authorized representatives effective as of the Effective Date.

NEUROTROPE BIOSCIENCES, INC.	WORLDWIDE CLINICAL TRIALS, INC.

By:	By:

Name:	Name:

Title:	Title:

Date:	Date:

LIST OF EXHIBITS:

EXHIBIT A: Scope of Services

EXHIBIT B: Timeline

EXHIBIT C: Budget

EXHIBIT D: Payment Schedule

EXHIBIT E: Form of Change Order

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT A

SCOPE OF SERVICES

Assumptions:

Countries, Sites, Patients and CRAs
Total number of countries	1
Total number of sites	[***]
Total number of screened patients	[***]
Total number of enrolled patients	100
Screening failure rate	[***]%
Total number of completed patients	[***]
Drop-out rate	[***]%
Total number of CRAs	4
Countries and Sites - Region 1	USA ([***])
Number of Sites - Region 1	[***]
Number of Patients - Region 1	100
Number of CRAs - Region 1	[***]

Responsibilities:

Worldwide Clinical Trials Responsibility Matrix
Task	Worldwide's Responsibility	Sponsor or Designee Responsibility; or N/A for Study
Essential Document Customization & Review-US & CAN	x
Prepare and review Essential Document Review Plan	x
Prepare and distribute Essential Document (ED) templates	x
Customize ED templates with Site Specific information	x
Collect ED documents from sites	x
Provide first review of ED documents for compliance	x
Provide second review of ED documents for compliance	x
Communicate deficiencies to 1st reviewer	x
Sign off ED package	x
Answer questions or provide clarification and training to study team on process or requirements	x
Provide weekly tracking and progress reports	x
File ED and checklist (eTMF/TMF, internal filing)	x
Investigator Agreements	x
Prepare template	x
Negotiate site contracts to execution	x
Coordinate the execution of site CDAs	x
Ensure the completion of site Indemnification Letters	x
Review and Negotiate Agreements	x
QC all Investigator Agreements	x
Update site status in Pay Flow	x
Track status of Investigator Agreements	x

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Coordinate all required translations	x
Code and send to Records Management Compliance (RMC) for filling	x
Investigator Agreements Master Template		x
Investigator Agreements Country Specific Templates	x
Customize master template with country, project and sponsor specific requirements	x
Arrange translation into local language	x
Perform QC and formatting	x
Investigator Agreements-Addendum/Termination Letter		x
Contract and Budget Plan	x
Prepare Contract and Budget Plan (CBP) for initial strategy. Any Substantial Amendments to the CBP will require a contact amendment	x
Investigator Grant Build	x
Build Grant Plan for the study. Any Substantial Amendments to the study country and site strategy will require a new build and contract amendment	x
Regulatory Preparation & Tracking	x
Develop Submission Strategy by reviewing technical data (IMPD, IB) and performing a risk assessment	x
Set up trackers with due dates for core documents working backwards from study milestones	x
Develop master templates for core documents	x
Coordinate collection and review of core documents	x
Set up electronic and hard copy files	x
Complete core/generic application form xml	x
IRB Submissions US & CAN-Central IRB	x
Prepare regulatory packages	x
Complete application forms	x
QC all packages prior to submission	x
Submit Regulatory Packages to Central IRB	x
Track Regulatory Package/Submission Status	x
Code and File all required documents in the appropriate TMF (eTMF) location	x
Review & customize ICF	x
Maintain ICF tracking log	x
IRB Submissions US & CAN-Local IRB	x
Compile regulatory packages	x
Complete application forms	x
QC all packages prior to submission	x
Submit Regulatory Packages to Local IRB (when applicable)	x
Track Regulatory Package/Submission Status	x
Code and File all required documents in the appropriate TMF (eTMF) location	x
Review & customization of ICF	x
Maintain ICF tracking log	x
Complex Amendments		x
Simple Amendments		x
Annual Regulatory Reports		x
End of Trial Notifications		x
Annual IB update		x

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

IMPD		x
Start-up Planning-First core countries	x
Liaise with PM, LCRA and CSS leads to develop a start-up strategy	x
Communicate start-up timelines	x
Develop a risk log and priority action items	x
Provide strategic input to site selection	x
Develop start-up tracker template	x
Start-up Management	x
Monitor progress and provide oversight and alignment across the study start-up team	x
Manage deliverables of the CSS team	x
Provide weekly status tracking	x
Maintain the risk log as it pertains to start-up	x
Provide Financial Start-up oversight (OOS, Units grid etc…)	x
Monitor progress and provide oversight to the Regulatory Affairs, Sites Contracts and Regulatory Compliance teams	x
Maintain dashboard and additional tracking	x
Translation Coordination	x
Coordinate translations for initial submissions between vendor and CRAs for internal review	x
Compile certificates of translations and document audit trail of changes	x
Forward to sponsor for approval and file final version	x
Follow internal process for approving translation quotes and forwarding invoices to PT and Finance for approval and payment	x
Master Label Review	x
Review Master Label against GMP annex 13 and EDQM standard reference	x
Finalize Master Label prior to translation	x
Coordinate all required translations	x
Code and File all required documents in the appropriate TMF (eTMF) location	x
TMF Management Plan	x
Draft, Review and Update Trial Master File Management Plan (TMFMP) which includes but not limited to:
- Project timelines and deliverables, i.e., target date of submission of TMF documents to eTMF inbox by Submitters
- Define eTMF configuration requirements
- Delivery intervals of wet-ink documents to sponsor, if required, (quarterly, end of study, etc.)
- Final shipment of TMF to sponsor
- Forwarding applicable CR SOPs to sponsor, if needed.
- Listing of each wet-ink document required to be maintained during the course of the study
- Description of QC/file reviews conducted by the project team
- Description of the TMF close-out process	x
Approve TMF Management Plan	x
TMF Set-up: Pre-Site Activities	x
Determine TMF filing structure to be used	x
Review Trial Master File Management Plan (TMFMP) for sponsor-hosted TMFs. Check for alignment with Worldwide's TMF Management SOPs	x

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Provide sponsor with Worldwide's SOPs describing TMF document protection (scanning for disaster recovery), secure file area conditions (protection against fire / environmental factors), and secure access to file area locations (controlled and restricted access)	x
Provide detailed expectations regarding what type of access sponsor and Worldwide's project team requires including timeframes for access and review	x
Prepare Annotated TMF Structure	x
Prepare/Configure the TMF according to Worldwide's SOPs and TMF Management Plan or sponsor plans if sponsor-hosted eTMF	x
Agree TMF Compliance reporting needs with the sponsor	x
Design Periodic TMF QC process	x
Facilitate eTMF system training of all users; Provide project specific training tools to PM	x
TMF Maintenance: Conduct	x
Worldwide's TMF	x
Provide ongoing review and reconcile content for completeness and quality of the TMF and making corrections as required	x
Code and approve documents	x
Maintain the TMF according to Worldwide's SOPs and TMF Management Plan	x
Facilitate TMF audits and/or inspections	x
Publish monthly TMF Compliance reports for distribution to sponsor and project teams	x
Ensure that the sponsor and project team access requirements can be met, and work with sponsor to resolve any discrepancies or feasibility issues in meeting these requirements	x
TMF Close-out	x
Complete final QC and reconciliation of the TMF	x
Generate TMF gap analysis for review with sponsor	x
Complete a final review of the TMF data due for transfer	x
Transfer TMF data to sponsor	x
Obtain signed Transfer of Ownership form from sponsor	x
Investigator Meeting Attendance	x	x
CRA Training at IM		x
Internal Kick-off Meeting	x
Prepare for internal kick-off meeting	x
Travel to and from location (unless attending remotely)	x
Attend and participate in meeting	x
Sponsor Kick-off Meeting	x
Prepare for sponsor kick-off meeting	x
Travel to and from location	x
Attend and participate in meeting	x
Sponsor Face-to-Face Meetings	x
Prepare for sponsor face-to-face meeting	x
Travel to and from location	x
Attend and participate in meeting	x

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Sponsor Teleconferences	x
Prepare for teleconference - Gather metrics, issues and any action item updates	x
Attend and participate in meeting	x
Internal Teleconferences	x
Prepare for teleconference - Gather metrics, issues and any action item updates	x
Attend and participate in meeting	x
Feasibility/Site Identification	x
Identify Sites	x
Unblinded feasibility under CDA	x
Site Selection Phone Visit	x
Prepare for Visit	x
Perform Visit (Phone)	x
Write Visit Report	x
Complete visit follow-up	x
Review and approve visit report	x
Site Selection On-Site Visit	x
Prepare for Visit	x
Travel to and from location	x
Perform Visit	x
Write Visit Report	x
Complete visit follow-up	x
Review and approve visit report	x
Start-up Support per Site		x
Start-up Support per Country		x
Site Initiation On-Site Visit	x
Prepare for Visit	x
Travel to and from location	x
Perform Visit	x
Write Visit Report	x
Complete visit follow-up	x
Review and approve visit report	x
Interim Monitoring Visits (on-site)	x
Prepare for Visit	x
Travel to and from location	x
Perform Visit	x
Write Visit Report	x
Complete visit follow-up	x
Review and approve visit report	x
Additional Time on Site	x
Site Closure On-Site Visit	x
Prepare for Visit	x
Travel to and from location	x
Perform Visit	x
Write Visit Report	x
Complete visit follow-up	x
Review and approve visit report	x
Reconcile final TMF	x

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Site Management	x
Communicate with the site during start up, solving site issues.	x
Support sites during start-up, sites set-up (includes back-up sites)	x
Update CTMS as needed	x
Write telephone contact reports	x
Assist with account / payments to sites	x
Communicate with study team regarding site issues	x
Collect documentation required from each site for bio-samples Export	x
Import/supply study material (lab kits, diaries, etc.)	x
General site contacts and communication	x
Provide Remote monitoring	x
Follow up with site for protocol violations/deviations and query/data management issues	x
Provide assistance with IMP site issues (i.e. shipment, acknowledgement, IRT site entry, IRT review)	x
Send/deliver safety information to sites (if not performed by Safety Department)	x
Communicate with sites regarding any SAE issues	x
Provide eTMF ongoing updates and QC of site documents collected in between site visits	x
Lead CRA Support	x
Communicate with sponsor, project team and vendors	x
Attend and participate in the internal project CRA Trainings	x
Provide COTL/LCRA project oversight	x
Create and disseminate project metrics	x
Create study plans and tools	x
Review vendor portals (NOT in preparation for site visit or meetings)	x
Provide ongoing review of and updates to Study tools, trackers, reports and metrics	x
Provide ongoing TMF review	x
Organizes, tracks and ensures the Clinical Study Report is delivered to all sites, IRBs, and Competent Authorities (in countries where applicable). Ensures Acknowledgment of Receipts are available/filed.	x
CRA Training (not at IM)	x
Internal CRA Calls & Project Communication	x
Protocol Amendment per Site		x
Protocol Amendment per Country (ROW)		x
Set-up Grant Payments	x
Enter new payees in Finance system (GP)	x
Acquire and save all W-9's (US sites only)	x
Process Grant Payments	x
Initiate and print PO from Pay Flow	x
Process check or wire	x
Enter voucher and payment transactions in GP	x
Update status in Pay Flow	x
Track and Record all payments	x
Sponsor & Regulatory Reporting	x
Audit payment history	x

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Run report from Pay Flow	x
Complete any missing information	x
Set-up Vendor Payments	x
Enter new payees in Finance system (GP)	x
Acquire and save all W-9's (US sites only)	x
Process Vendor Payments	x
Process check or wire upon PM approval	x
Enter voucher and payment transactions in GP	x
Database Set-up & Configuration	x
Define Argus DB Specifications	x
Build Database	x
Test Database	x
Validate Database	x
Safety Management Plan Development	x
Write SMP to define roles and responsibilities of the sponsor and Worldwide and describe the procedures for the management, processing, and reporting of serious adverse events and pregnancies	x
Arrange for review and incorporation of comments	x
Obtain approval from all relevant parties	x
Safety Training (Sites, CRAs, Project Team)	x
Develop training materials	x
Train all relevant Worldwide's/Sponsor/Site Staff of PV requirements and obligations	x
Provide follow-up training as required	x
SAE Processing, Investigation, Narrative, Approval & Query Generation	x
Assess Each SAE for seriousness, listedness and causality	x
Review coding, querying and narratives and analyze similar events	x
Provide Approval and Follow-up for each SAE	x
Safety Management Maintenance	x
Maintain and Update the SMP as necessary to define roles and responsibilities of the sponsor and Worldwide and describe the procedures for the management, processing, and reporting of serious adverse events and pregnancies	x
Arrange for review of updated and incorporation of comments	x
Obtain approval of updates from all relevant parties	x
Preparation of LL and ASR	x
Prepare and write the LL and ASR	x
Arrange for review and incorporation of comments	x
Obtain approval from all relevant parties	x
SUSAR/ASR/LL submission to Investigators	x
Arrange for the timely submission of PV documents to relevant Investigators to ensure regulatory compliance	x
SUSAR/ASR/LL submission to Ethics Committees	x
Arrange for the timely submission of PV documents to relevant EC to ensure regulatory compliance	x
SUSAR/ASR/LL submission to Competent Authorities		x
Eudravigilance/FDA submission	x

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Arrange for the timely submission of PV documents to EMA and FDA to ensure regulatory compliance	x
Audit/Inspection		x
Database Transfer	x
Arrange for the preparation of PV data stored in Argus to be transferred to the sponsor	x
Medical Planning	x
Review the Protocol and Investigator Drug Brochure to gain an understanding of the trial	x
Prepare Medical Monitoring Plan	x
Provide additional study document review and comment (draft ICF, draft CRF, Safety Monitoring Plan, Data Management Plan, Statistical Analysis Plan, Communications Plan)	x
Prepare and conduct CRA training	x
Prepare Investigator Meeting presentations (includes safety and medical monitoring presentations)	x
Communicate with vendors to determine their specifications documents (normal ranges, alerts set up, etc.)	x
Medical Management	x
Communicate with sites/CRAs/project team/sponsor on protocol-medical issues	x
Document and log discussions	x
Review Protocol Deviation Log	x
Eligibility Review	x
Review selected screening data sets for prospective assessment of eligibility	x
Develop Subject Eligibility Form	x
Discuss process design	x
Listings Reviews	x
Provide AEs, SAEs, Medical History, Con meds, VSs, Demographics listings review. Assumes one cycle.	x
Coded Data Review	x
Provide medical review of non direct hits for medical coding of AEs, Con Meds and Medical History	x
Ongoing Safety Reviews of Labs and ECG alerts	x
Review predefined Lab and ECG alerts	x
Follow up with sites as needed	x
Study alert assessment review (MRI, Scans, etc.)		x
Maintain MM Log	x
Site Selection	x
Provide Medical input on site selection (site identification, response to issues raised to address is site is appropriate)	x
Feasibility Questionnaire Review, Analysis & Report		x
Medical Input on Regulatory Submissions	x
Provide medical input to local and national submission documentation to give clinical guidance and address potential medical and/or safety questions	x
CSR Review	x

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Conduct medical review of selected draft CSR sections for safety and efficacy	x
Protocol Development		x
IDB Development		x
Site Calls (Boost Recruitment, Discuss Protocol Changes)		x
Sponsor Medical Team Calls	x
Participate in stand alone calls between sponsor and Worldwide's Medical Team	x
Lead Medical Monitor Coordination		x
24/7 Medical Monitoring		x
Documentation, Training and Reporting	x
Prepare Data Management File and filing of TMF documents	x
Draft Data Management Plan for sponsor approval	x
Draft eCRF completion guidelines and EDC training manuals for sponsor approval	x
Create data transfer programs and transfer of data during the course of the study	x
Provide Specification, Creation and Running of Study DM reports	x
Database Build	x
Define EDC roles and responsibilities (study attributes)	x
Create Database\EDC\eCRF Specifications	x
Build and validate Database\EDC\eCRF	x
Conduct User Acceptance Testing of EDC database	x
Specify electronic, manual and SAS data validation checks	x
Program and validate electronic, manual and SAS data validation checks	x
Vendor Reconciliation Set-up	x
Draft Data Transfer Agreement	x
Programming and validation of reconciliation program	x
UAT of reconciliation process	x
Vendor Integration Set-up	x
Draft Data Transfer Agreement	x
Program and validate integration program	x
Conduct UAT of integration process	x
CEC Set-up		x
Data Cleaning	x
Provide Data Cleaning and Listing Review	x
Database and clean local laboratory normal ranges	x
Vendor Reconciliation Maintenance	x
Upon receipt of data for reconciliation, run reconciliation programs	x
Resolve issues that arise from reconciliation with vendors	x
Vendor Integration Maintenance	x
Upon receipt of data for integration, run integration programs	x
Resolve issues that arise from integration with vendors	x
CEC Maintenance		x
SAE Reconciliation	x
Program and validate SAE reconciliation program	x
Run SAE reconciliation program	x

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Resolve issues that arise from SAE reconciliation	x
EDC Support	x
Manage access to study specific EDC	x
Train users on EDC	x
Provide site support (access and eCRF questions)	x
QC/Data Report/Database Lock	x
Conduct database Quality Assessments	x
Provide Data Report	x
Create Database Lock Authorization form	x
Lock database	x
Provide Database lock report	x
Conduct Final data transfer of raw data	x
Distribute pdfs of eCRFs to the study sites and sponsor for archiving	x
Coding for MedDRA	x
Provide Medical coding and raise appropriate queries	x
Manage Dictionary	x
Coding for WHODRUG	x
Provide Medical coding and raise appropriate queries	x
Manage Dictionary	x
DM Consultancy		x
Lab Normal Set-up		x
Lab Normal Maintenance		x
Statistical Input to Protocol Development		x
Randomization	x
Create randomization specification	x
Create and validate one dummy randomization	x
Create and validate one final randomization	x
Data Mgmt. Specifications	x
Review one draft of the data management deliverables (eCRFs, edit checks, database setup) for appropriate and necessary data collection with a focus towards study objectives and endpoints	x
SAP		x
Ops Report Development		x
Monthly Database Transfer		x
Data sets SDTM	x
Provide SDTM datasets from raw data files provided by the data management team in accordance with the CDISC implementation guide and Worldwide's standards (if sponsor specific standards are required information should be provided at project outset)	x
Create dataset specification document	x
Create one draft version of SDTM datasets	x
Validate draft version of SDTM datasets via independent QC and Open CDISC	x
Create one final version of SDTM datasets	x
Validate final version of SDTM datasets via independent QC and Open CDISC	x
Data sets ADaM	x

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Provide ADaM datasets ( or derived datasets) based on SDTM data, implementation guide and Worldwide's standards (if sponsor specific standards are required information should be provided at project outset)	x
Create dataset specification document	x
Create one draft version of ADaM datasets	x
Validate draft version of ADaM datasets via independent QC	x
Create one final version of ADaM datasets	x
Validate final version of ADaM datasets via independent QC	x
Define.xml and Data Reviewers Guide for SDTM/ADaM, aCRF	x
Create one draft and one final “Define.xml” document for SDTM datasets	x
Create one draft and one final “Define.xml” document for ADaM datasets	x
Create one draft and one final annotated CRF, annotated with the variables in the SDTM datasets	x
Create one draft and one final Study Data Reviewers Guide, adding further detail to the SDTM datasets	x
Create one draft and one final Analysis Data Reviewers Guide, adding further detail to the ADaM datasets	x
Deliver Final DB & TFLs		x
Final Unique Study Tables		x
Final Repeat Study Tables		x
Final Unique Study Listings		x
Final Unique Study Figures		x
Final Repeat Study Figures		x
Deliver Interim Analysis DB & TFLs		x
Interim Analysis Unique Tables		x
Interim Analysis Repeat Tables		x
Interim Analysis Unique Listings		x
Interim Analysis Unique Figures		x
Interim Analysis Repeat Figures		x
Deliver DSMB DB & TFLs	x
DSMB Unique Tables	x
Create unique study table (one draft post DBL)	x
Validate unique study table	x
Finalize unique study table after sponsor review	x
Validate final unique study table	x
If study is unblinded then unblinded team to apply the randomization before finalizing the DSMB unique table.	x
DSMB Repeat Tables	x
Create repeat study table (one draft post DBL)	x
Validate repeat study table	x
Finalize repeat study table after sponsor review	x
Validate final repeat study table	x
If study is unblinded then unblinded team to apply the randomization before finalizing the DSMB unique table.	x
DSMB Unique Listings	x
Create unique study listing (one draft post DBL)	x
Validate unique study table	x
Finalize unique study listing after sponsor review	x

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Validate final unique study listing	x
If study is unblinded then unblinded team to apply the randomization before finalizing the DSMB unique table.	x
DSMB Unique Figures	x
Create unique study figure (one draft post DBL)	x
Validate unique study figure	x
Finalize unique study figure after sponsor review	x
Validate final unique study figure	x
If study is unblinded then unblinded team to apply the randomization before finalizing the DSMB unique table.	x
DSMB Repeat Figures	x
Create repeat study figure (one draft post DBL)	x
Validate repeat study figure	x
Finalize repeat study figure after sponsor review	x
Validate final repeat study figure	x
If study is unblinded then unblinded team to apply the randomization before finalizing the DSMB unique table.	x
BioStat Post Study Support		x
Ops Report Ongoing		x
Annual Update Report	x
Establish Annual Update Report Template	x
Collect safety and other data from sponsor and PT (DM/Stats/PVG etc.)	x
Generate Draft 1 for sponsor review	x
Generate Draft 2 for sponsor approval	x
Submit report for electronic publishing	x
Deliver eCTD-ready published report	x
Manuscript		x
Protocol Amendment		x
Protocol Synopsis		x
Protocol		x
Protocol Risk Assessment	x
Model ICF(s)	x
Obtain final protocol	x
Establish template to be utilized	x
Generate Draft 1 for sponsor review	x
Generate Draft 2 for sponsor approval	x
Deliver final global model ICF	x
Investigator Brochure		x
Investigator Brochure Update		x
CSR Shell		x
CSR Body Text		x
CSR Published		x
CSR Narratives		x
Scale Identification and Acquisition	x
Contact Copyright Holder to identify/acquire scales (including translated versions as applicable)	x
Approve Correct Scales Acquired	x
Coordinate with Contracts to obtain scales	x
Creation of Source Documents	x

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Apply Header/Footer to Scales	x
Coordinate with Regulatory for EC/IRB Submission	x
Approve Source Documents	x
Make scales available for use by the sites	x
TMF IRB approve scales	x
Rater Training Plan	x
Develop Rater Training Plan (methodology, experience requirements)	x
Approve Rater Training Plan	x
File Rater Training Plan into TMF	x
Develop Rater Training Database/Tracker	x
Create Rater Experience Qualification (survey)	x
Rater Experience Verification	x
Work with study team to develop process for obtaining potential site raters to complete rater experience qualification (survey)	x
Distribute Rater Experience Qualification (Survey)	x
Collect Rater Experience Qualification (Survey) from Sites	x
Review Rater Experience against Rater Training Plan	x
Recommend next steps for proposed raters who do not meet sponsor previously agreed upon qualifications	x
Approve Raters for Study who do not meet sponsor previously agreed upon qualifications (overrides)	x
File Rater Experience Qualification (Survey) forms into TMF	x
Rater Training and Certification	x
Track/Manage Raters at each Site	x
Process IM Raters for Training/Certification	x
Process New Raters for Training/Certification in-Study	x
Follow up with Raters to complete Training/Certification	x
Issue Training/Certification Certificates	x
File Training/Certification Certificates into TMF	x
Applied Skill Assessment not at IM	x
Site rater provided instructions on how to submit Applied Skills Assessment (ASA) to CAT	x
Clinical review and feedback for Applied Skills Assessment (ASA)	x
Complete ASA form (for each Raters' ASA)	x
File ASA form into TMF	x
Coordinate with sponsor on next steps when Rater fails ASA	x
Remediation of Rater Training	x
Provide Clinical Remediation to Rater	x
Didactic Presentation		x
Web Portal	x
Define requirements for Study Web Portal	x
Provide Training Materials to be uploaded to the Web Portal	x
Develop/configure Study Web Portal	x
User Acceptance Test Study Web Portal	x
Data Surveillance Plan	x
Develop Data Surveillance Plan (methodology)	x
Approve Data Surveillance Plan	x
Develop Source Document Review Database/Tracker	x
Develop EDC Monitoring Database/Tracker	x

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Set-up of CAT EDC Data Monitoring System	x
Provide Data Management with flags to be programmed into EDC / SAS	x
Develop and Test EDC / SAS Flags	x
Define requirements for EDC Monitoring Reports	x
Develop and Test EDC Monitoring Reports	x
CAT Data Management Reports	x
EDC Flag Clinical Review	x
Provide clinical review of flagged subject visits	x
EDC Flag Clinical Contact	x
Act as Clinical contact for flagged subject visits	x
File Clinical Feedback into TMF	x
Collection & Review of Source Doc	x
Document IVR notifications in Source Document Database/Tracker	x
Collect Source Documents from sites for Clinical Review	x
Follow up with sites for missing (not submitted) source documents	x
Review Clinical source documents	x
Remediation Clinical Contact	x
Provide Clinical remediation for source document review	x
CAT Final Report	x
Develop Data Surveillance Final Report	x
Approve Data Surveillance Final Report	x
File Data Surveillance Final Report into TMF	x
KAPPA Report		x
Clinical Assessment Start-up & Planning	x
Clinical Assessment Maintenance & Reporting	x
CAT Virtual Training Session	x
Confirm attendees and communication details	x
Create and distribute invitation to attend training session	x
Conduct Virtual Training Session	x
Close out Virtual Training Session (document attendees, distribute training certificates)	x
CAT Site Training		x
Pre go-live PM, Reqs Gathering & Design (SaaS)	x
Lead IRT focused requirements gathering meetings	x
Write user requirements specification according to protocol design	x
Write IRT Project Plan	x
Configuration/Coding (SaaS)	x
Configure IRT system for study according to Specifications	x
Write custom code if required	x
Validation (SaaS)	x
Develop test plan	x
Perform testing of system against Specifications	x
Review testing materials	x
Review and sign test plan	x
Review and sign test summary report (including a review of any defects)	x
System Integrations (SaaS)	x
Manage the set up of any integrations between IRT and other systems	x

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Coordinate data transfers	x
Configure and test integration	x
Sponsor UAT (SaaS)	x
Set up data for UAT	x
Facilitate the performance of user acceptance testing for the sponsor	x
IRT Inventory Implementation and Review	x
Facilitate movement of drug kits between depots	x
Process material randomization schedules (kit list), inventory releases and perform quality checks	x
IRT Post go-live Project Management (SaaS)	x
Oversight and accountability for the project	x
Act as point of escalation for any IRT related issues for the study	x
Production Support (SaaS)	x
Daily support of IRT	x
Production Randomization Monitoring and Audit	x
Monitoring patient and material randomization to ensure correct execution in production	x
Decomissioning (SaaS)	x
Coordinate decommissioning of the system and data archiving at study end	x
Amendment to IRT System		x
CTMS Set-up	x
Develop User Requirement Specifications and UAS	x
MVR Review and Configuration	x
CTMS OnPoint and SharePoint Build/Configuration	x
CTMS OnPoint and SharePoint UAT	x
Create Study Specific Guides	x
Create System Alerts	x
Develop Sponsor Training Slides	x
Create Study Specific Access Form	x
Submit Documents to the eTMF as required	x
Conduct Study Team Q&A Session	x
Conduct Sponsor Training	x
CTMS Help Desk/Maintenance	x
Administer Required Training	x
Grant CTMS User and Study Access	x
Respond to CTMS service desk requests	x
Support MVR Issues and Changes	x
PayFlow Set-up: Regulatory Payments		x
PayFlow Set-up: Grant Payments	x
Create Study in Pay flow	x
Add Sites	x
Create Pay flow Specification	x
Create Visit Plug-In Specification	x
PayFlow Maintenance, Support, Changes	x
Grant System Access	x
Respond to help desk queries	x
Add Sites	x

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Rater Web Portal Set-up	x
Rater Web Portal Maintenance, Support, Changes	x
Integration Set-up	x
Create Study Specific Integration documents for IRT to EDC	x
Create Study Specific Integration documents for EDC to OnPoint CTMS	x
Integration Maintenance, Support, Changes	x
Technology Project Management		x
Project Management - Start Up	x
Identify Sites/PIs (develop questionnaire, create potential site list, all site recruitment activities, unblinded feasibility)	x
Create or review Project Plans	x
Execute Project Plans	x
Prepare for and Plan Investigator Meeting	x
Participate in and present at Investigator Meeting	x
Provide and receive Project Specific Training (develop training, presenting, receive training, includes protocol review time)	x
Set-Up Internal/External Systems	x
Review Non-Worldwide's SOPs	x
Review scope of work and finalize study specifications	x
Develop Project Timelines	x
Prepare for and attend Internal and External Meetings and Calls including Agenda/Minute Preparation	x
Prepare and distribute study Newsletters and other Site Communications	x
Maintain and QC TMF (including response to internal or sponsor audits) and Deliver to customer	x
Manage study Vendors (includes identification, selection, contract negotiation and management)	x
Complete all Internal System Data Entry - project related (such as time entry, scorecard, MPR, WEST, Anaplan or other internal systems)	x
Prepare Site/Study Documents (Site reference material, study binders, recruitment tools)	x
Manage Site Supplies	x
Provide CTA Support of Medical Monitoring or Clinical Assessment Team	x
Manage Site Grant and PI reimbursement payments (includes initiating grant fund replenishment invoicing requests and approval of payments in Pay flow)	x
Complete revenue Reporting and Projections	x
Manage change orders and OOS log	x
Procure invoice Approval ( includes follow up internally or with customer)	x
Manage vendor Payments	x
Complete Financial Reconciliation	x
Monitor, Evaluate and Adjust KPIs	x
Generate Status Reports	x
Track Project related data to facilitate and inform status reporting and study management	x
Project Management - Conduct	x
Oversee Patient Recruitment	x
Prepare for and Plan Investigator Meeting (for IMs occurring after startup)	x

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Participate in and present at Investigator Meeting (for IMs occurring after startup)	x
Oversee the management, monitoring, adjustment and ongoing revision of project plans (updates to study plans, review of risks and identification of new mitigation strategies)	x
Provide and receive Project Specific Training (develop training, presenting, receive training, includes protocol review time)	x
Oversee changes to Internal/External Systems	x
Revise Project Timelines	x
Prepare for and attend Internal and External Meetings and Calls including Agenda/Minute Preparation	x
Prepare and distribute study Newsletters and other Site Communications	x
Maintain and QC TMF (including response to internal or sponsor audits) and Deliver to customer	x
Manage study Vendors (includes identification, selection, contract negotiation and management)	x
Complete all Internal System Data Entry - project related (such as time entry, scorecard, MPR, WEST, Anaplan or other internal systems)	x
Prepare Site/Study Documents (Site reference material, study binders, recruitment tools)	x
Manage Site Supplies	x
Provide CTA Support of Medical Monitoring or Clinical Assessment Team	x
Manage Site Grant and PI reimbursement payments (includes initiating grant fund replenishment invoicing requests and approval of payments in Pay flow)	x
Complete revenue Reporting and Projections	x
Manage change orders and OOS log	x
Procure invoice Approval ( includes follow up internally or with customer)	x
Manage vendor Payments	x
Complete Financial Reconciliation	x
Monitor, Evaluate and Adjust KPIs	x
Generate Status Reports	x
Track Project related data to facilitate and inform status reporting and study management	x
Project Management - Close Out	x
Oversee the final management, monitoring, adjustment and ongoing revision of project plans	x
Provide and receive Project Specific Training (develop training, presenting, receive training, includes protocol review time)	x
Revise Project Timelines	x
Prepare for and attend Internal and External Meetings and Calls including Agenda/Minute Preparation	x
Prepare and distribute study Newsletters and other Site Communications	x
Maintain and QC TMF (including response to internal or sponsor audits) and Deliver to customer	x
Manage study Vendors (includes identification, selection, contract negotiation and management)	x

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Complete all Internal System Data Entry - project related (such as time entry, scorecard, MPR, WEST, Anaplan or other internal systems)	x
Prepare Site/Study Documents (Site reference material, study binders, recruitment tools)	x
Manage Site Supplies	x
Provide CTA Support of Medical Monitoring or Clinical Assessment Team	x
Manage Site Grant and PI reimbursement payments (includes initiating grant fund replenishment invoicing requests and approval of payments in Pay flow)	x
Complete revenue Reporting and Projections	x
Manage change orders and OOS log	x
Procure invoice Approval ( includes follow up internally or with customer)	x
Manage vendor Payments	x
Complete Financial Reconciliation	x
Monitor, Evaluate and Adjust KPIs	x
Generate Status Reports	x
Track Project related data to facilitate and inform status reporting and study management	x

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT B

TIMELINE

Milestones
Project Start Date	[***]
Final Protocol Available (Note: changes to this date will impact all study timelines)	[***]
First Site Initiated	[***]
First Patient Screened	[***]
First Patient In (First patient randomized)	[***]
Last Patient In (LPI)	[***]
Last Patient Out (LPO)	[***]
Last Patient out of Long Term Follow-up	[***]
Last CRF to Data Management	[***]
Database Lock	[***]
Topline Results (Neurotrope Consultant)	[***]
Final TFLS (Neurotrope Consultant)	[***]
CSR Delivery/ End of Project	[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT C

BUDGET

Worldwide Clinical Trials Budget
	Sponsor:	Neurotrope Bioscience
Study:	A Randomized, Double-Blind, Placebo-Controlled, Confirmatory
Phase 2 Study Assessing the Safety, Tolerability and Efficacy of
Bryostatin in the Treatment of Moderately Severe to Severe
Alzheimer’s Disease Subjects Not Receiving Memantine Treatment

	Services	Unit	# Units	Unit Cost USD	Total Cost USD
Study Start-up & Regulatory Affairs
o	Essential Document Customization & Review-US & CAN	Site	[***]	[***]	[***]
o	Investigator Agreements	Contract	[***]	[***]	[***]
o	Investigator Agreements Country Specific Templates	Template	[***]	[***]	[***]
o	Contract and Budget Plan	Plan	[***]	[***]	[***]
o	Investigator Grant Build	Build	[***]	[***]	[***]
o	Regulatory Preparation & Tracking	Study	[***]	[***]	[***]
o	IRB Submissions US & CAN-Central IRB	Site	[***]	[***]	[***]
o	IRB Submissions US & CAN-Local IRB	Site	[***]	[***]	[***]
o	Start-up Planning-First core countries	Plan	[***]	[***]	[***]
o	Start-up Management	Site Months	[***]	[***]	[***]
o	Translation Coordination	Language	[***]	[***]	[***]
o	Master Label Review	Country	[***]	[***]	[***]
	Sub-Total Study Start-up & Regulatory Affairs				[***]
Trial Master File
o	TMF Management Plan	Plan	[***]	[***]	[***]
o	TMF Set-up: Pre-Site Activities	Sites	[***]	[***]	[***]
o	TMF Maintenance: Conduct	Site Months	[***]	[***]	[***]
o	TMF Close-out	Sites	[***]	[***]	[***]
	Sub-Total Trial Master File				[***]
Project Meetings
o	Investigator Meeting
	>USA	Meeting	[***]	[***]	[***]
o	Internal Kick-off Meeting	Meeting	[***]	[***]	[***]
o	Sponsor Kick-off Meeting	Meeting	[***]	[***]	[***]
o	Sponsor Face-to-Face Meetings	Meeting	[***]	[***]	[***]
o	Sponsor Teleconferences	Months	[***]	[***]	[***]
o	Internal Teleconferences	Months	[***]	[***]	[***]
	Sub-Total Project Meetings				[***]
Clinical Monitoring
o	Feasibility/Site Identification	Site	[***]	[***]	[***]
o	Site Selection Phone Visit	Visit	[***]	[***]	[***]
o	Site Selection On-Site Visit	Visit	[***]	[***]	[***]
o	Site Initiation On-Site Visit	Visit	[***]	[***]	[***]
o	Interim Monitoring Visits (on-site)	Visit	[***]	[***]	[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

o	Additional Time on Site	Visit	[***]	[***]	[***]
o	Site Closure On-Site Visit	Visit	[***]	[***]	[***]
o	Site Management	Site Months	[***]	[***]	[***]
o	Lead CRA Support	Month	[***]	[***]	[***]
o	CRA Training (not at IM)	Attendee	[***]	[***]	[***]
o	Internal CRA Calls & Project Communication	Month	[***]	[***]	[***]
	Sub Total Clinical Monitoring				[***]
Grant & Vendor Payments
o	Set-up Grant Payments	Contract	[***]	[***]	[***]
o	Process Grant Payments	Month	[***]	[***]	[***]
o	Sponsor & Regulatory Reporting	Month	[***]	[***]	[***]
o	Set-up Vendor Payments	Vendor	[***]	[***]	[***]
o	Process Vendor Payments	Month	[***]	[***]	[***]
	Sub-Total Grant & Vendor Payments				[***]
Drug Safety
o	Database Set-up & Configuration	Database	[***]	[***]	[***]
o	Safety Management Plan Development	Plan	[***]	[***]	[***]
o	Safety Training (Sites, CRAs, Project Team)	Training	[***]	[***]	[***]
o	SAE Processing, Investigation, Narrative, Approval & Query Generation	SAE	[***]	[***]	[***]
o	Safety Management Maintenance	Month	[***]	[***]	[***]
o	Preparation of LL and ASR	Report	[***]	[***]	[***]
o	SUSAR/ASR/LL submission to Investigators	Country	[***]	[***]	[***]
o	SUSAR/ASR/LL submission to Ethics Committees	Country	[***]	[***]	[***]
o	Eudravigilance/FDA submission	Submission	[***]	[***]	[***]
o	Database Transfer	Transfer	[***]	[***]	[***]
	Sub-Total Drug Safety				[***]
Medical Monitoring
o	Medical Planning	Month	[***]	[***]	[***]
o	Medical Management	Screened Subject	[***]	[***]	[***]
o	Eligibility Review	Screened Subject	[***]	[***]	[***]
o	Listings Reviews	Enrolled Subject	[***]	[***]	[***]
o	Coded Data Review	Enrolled Subject	[***]	[***]	[***]
o	Ongoing Safety Reviews of Labs and ECG alerts	Alert	[***]	[***]	[***]
o	Maintain MM Log	Month	[***]	[***]	[***]
o	Site Selection	Country	[***]	[***]	[***]
o	Medical Input on Regulatory Submissions	Country	[***]	[***]	[***]
o	CSR Review	CSR	[***]	[***]	[***]
o	Sponsor Medical Team Calls	Month	[***]	[***]	[***]
	Sub-Total Medical Monitoring				[***]
Data Management
o	Documentation, Training and Reporting	Month	[***]	4,123.11	61,846.65

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

o	Database Build	Build	[***]	[***]	[***]
o	Vendor Reconciliation Set-up	Vendor	[***]	[***]	[***]
o	Vendor Integration Set-up	Vendor	[***]	[***]	[***]
o	Data Cleaning	Screen	[***]	[***]	[***]
o	Vendor Reconciliation Maintenance	Upload	[***]	[***]	[***]
o	Vendor Integration Maintenance	Upload	[***]	[***]	[***]
o	SAE Reconciliation	SAE	[***]	[***]	[***]
o	EDC Support	User	[***]	[***]	[***]
o	QC/Data Report/Database Lock	Lock	[***]	[***]	[***]
o	Coding for MedDRA	Term	[***]	[***]	[***]
o	Coding for WHODRUG	Term	[***]	[***]	[***]
	Sub-Total Data Management				[***]
Biostatistics
o	Randomization	List	[***]	[***]	[***]
o	Data Mgmt. Specifications	Protocol	[***]	[***]	[***]
o	Data sets SDTM	Dataset	[***]	[***]	[***]
o	Data sets ADaM	Dataset	[***]	[***]	[***]
o	Define.xml and Data Reviewers Guide for SDTM/ADaM, aCRF	Specification	[***]	[***]	[***]
o	Deliver DSMB DB & TFLs	Delivery	[***]	[***]	[***]
	DSMB Unique Tables	Unique Table	[***]	[***]	[***]
	DSMB Repeat Tables	Repeat Table	[***]	[***]	[***]
	DSMB Unique Listings	Unique Listing	[***]	[***]	[***]
	DSMB Unique Figures	Unique Figure	[***]	[***]	[***]
	DSMB Repeat Figures	Repeat Figure	[***]	[***]	[***]
	Sub-Total Biostatistics				[***]
Medical Writing
o	Protocol Risk Assessment	Protocol	[***]	[***]	[***]
o	Annual Update Report	Update	[***]	[***]	[***]
o	Model ICF(s)	ICF(s)	[***]	[***]	[***]
	Sub-Total Medical Writing		[***]	[***]	[***]
Clinical Assessment Technologies
o	Scale Identification and Acquisition	Scale	[***]	[***]	[***]
o	Creation of Source Documents	Language* Scale	[***]	[***]	[***]
o	Rater Training Plan	Plan	[***]	[***]	[***]
o	Rater Experience Verification	Rater	[***]	[***]	[***]
o	Rater Training and Certification	Rater	[***]	[***]	[***]
o	Applied Skill Assessment not at IM	ASA/Rater	[***]	[***]	[***]
o	Remediation of Rater Training	Rater	[***]	[***]	[***]
o	Web Portal	Portal	[***]	[***]	[***]
o	Data Surveillance Plan	Plan	[***]	[***]	[***]
o	Set-up of CAT EDC Data Monitoring System	System	[***]	[***]	[***]
o	CAT Data Management Reports	Month	[***]	[***]	[***]
o	EDC Flag Clinical Review	Visit	[***]	[***]	[***]
o	EDC Flag Clinical Contact	Contact	[***]	[***]	[***]
o	Collection & Review of Source Doc	Visit x Scale	[***]	[***]	[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

o	Remediation Clinical Contact	Visit	[***]	[***]	[***]
o	CAT Final Report	Report	[***]	[***]	[***]
o	Clinical Assessment Start-up & Planning	Month	[***]	[***]	[***]
o	Clinical Assessment Maintenance & Reporting	Month	[***]	[***]	[***]
o	CAT Virtual Training Session	WebEx	[***]	[***]	[***]
o	CAT Training at IM	Training	[***]	[***]	[***]
	Sub-Total Clinical Assessment Technologies				[***]
IRT
o	Pre go-live PM, Reqs Gathering & Design (SaaS)	Build	[***]	[***]	[***]
o	Configuration/Coding (SaaS)	Build	[***]	[***]	[***]
o	Validation (SaaS)	Build	[***]	[***]	[***]
o	Review testing materials	Build	[***]	[***]	[***]
o	System Integrations (SaaS)	Build	[***]	[***]	[***]
o	Sponsor UAT (SaaS)	Build	[***]	[***]	[***]
o	IRT Inventory Implementation and Review	Build	[***]	[***]	[***]
o	IRT Post go-live Project Management (SaaS)	Month	[***]	[***]	[***]
o	Production Support (SaaS)	Month	[***]	[***]	[***]
o	Production Randomization Monitoring and Audit	System	[***]	[***]	[***]
o	Decomissioning (SaaS)	System	[***]	[***]	[***]
	Sub-Total IRT				[***]
Technology
o	CTMS Set-up	System	[***]	[***]	[***]
o	CTMS Help Desk/Maintenance	Month	[***]	[***]	[***]
o	PayFlow Set-up: Grant Payments	System	[***]	[***]	[***]
o	Payflow Customization	System	[***]	[***]	[***]
o	PayFlow Maintenance, Support, Changes	Month	[***]	[***]	[***]
o	Rater Web Portal Set-up	System	[***]	[***]	[***]
o	Rater Web Portal Maintenance, Support, Changes	Month	[***]	[***]	[***]
o	Integration Set-up	System	[***]	[***]	[***]
o	Integration Maintenance, Support, Changes	Month	[***]	[***]	[***]
	Sub-Total Technology				[***]
Project Management
o	Project Management - Start Up	Month	[***]	[***]	[***]
o	Project Management - Conduct	Month	[***]	[***]	[***]
o	Project Management - Close Out	Month	[***]	[***]	[***]
	Sub-Total Project Management				[***]

	Total Estimated Service Fees				[***]

	Discount				[***]

	Total Estimated Service Fees including Discount				[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

System Expenses
o	IBMCD EDC Start-up & Build	System	[***]	[***]	[***]
o	IBMCD EDC Maintenance & Hosting	Month	[***]	[***]	[***]
o	IBMCD EDC Close-out	System	[***]	[***]	[***]
o	Argus Safety Database Set-up & Configuration	System	[***]	[***]	[***]
o	Argus Safety Database Hosting	Month	[***]	[***]	[***]
o	CTMS User Access	System	[***]	[***]	[***]
o	IBMCD IRT Database Expenses	System	[***]	[***]	[***]
o	eTMF Set-up	System	[***]	[***]	[***]
o	eTMF Set-up (discounted)	System	[***]	[***]	[***]
o	eTMF Monthly Hosting Fees	Site months	[***]	[***]	[***]
Total System Expenses					[***]

Estimated Pass-Through Costs

Study Start-up & Regulatory Affairs Pass-through Costs
o	Print and Ship Investigator Site File to Sites	Site	[***]	[***]	[***]
o	IRB Site Regulatory Documents (includes preparation, collection, SC, annual renewals if needed)		[***]	[***]	[***]
	North America - Local IRB	Site	[***]	[***]	[***]
	North America - Central IRB	Site	[***]	[***]	[***]
	Sub-Total Regulatory Affairs Pass-through Costs				[***]
Trial Master File Pass-through Costs
o	Final Transfer of Study Records to Sponsor (Disk)	Transfer	[***]	[***]	[***]
	Sub-Total Trial Master File Pass-through Costs				[***]
Project Meetings Pass-through Costs
o	Sponsor Kick-off Meeting	Meeting	[***]	[***]	[***]
o	Sponsor Face-to-Face Meetings	Meeting	[***]	[***]	[***]
	Sub-Total Project Meetings Pass-through Costs				[***]
Clinical Monitoring Pass-through Costs
o	Site Selection Visit	Visit	[***]	[***]	[***]
o	Site Initiation Visits	Visit	[***]	[***]	[***]
o	Interim Monitoring Visits	Visit	[***]	[***]	[***]
o	Additional Time on Site	Visit	[***]	[***]	[***]
o	Site Close-Out Visits	Visit	[***]	[***]	[***]
o	Site Management	Site Month	[***]	[***]	[***]
o	Print & Ship study documents, Quarterly to each site	Shipment	[***]	[***]	[***]
o	Vendor Payment Processing (Bank Fees)	Payment	[***]	[***]	[***]
	Sub Total Study Conduct Pass-through Costs				[***]
Drug Safety Pass-through Costs

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

o	FDA Submission Electronic	Submission	[***]	[***]	[***]
	Sub Total Drug Safety Pass-through Costs				[***]
Clinical Assessment Technologies Pass-through Costs
o	Scale Licenses	License	[***]	[***]	[***]
o	Scale Translations	Scales* Languages	[***]	[***]	[***]
	Sub-Total Clinical Assessment Technologies Pass-through Costs				[***]
Archiving Pass-through Costs
o	Shipment of completed eCRFs back to sites (archive copy, disc for EDC)	Shipment	[***]	[***]	[***]
o	Shipment of completed eCRFs back to Sponsor (disc )	Shipment	[***]	[***]	[***]
	Sub-Total Archiving Pass-through Costs				[***]
o	PM PTCs	Month	[***]	[***]	[***]
	Sub-Total Project Management Pass-through Costs				[***]
Third Party Vendor Costs
o	Central Lab Eurofins	Study	[***]	[***]	[***]
o	ECG Provider ERT	Study	[***]	[***]	[***]
o	Investigator Meeting Planner Dallas Fanfare	Study	[***]	[***]	[***]
o	Patient Payments	Patient	[***]	[***]	[***]
	Sub-Total Third Party Vendors				[***]
PI Fees
o	PI - Grants - Completed patients	Patient	[***]	[***]	[***]
o	PI - Grants - Screen failure patients	Patient	[***]	[***]	[***]
o	PI - Grants - Dropped patients	Patient	[***]	[***]	[***]
o	Site Costs	Site	[***]	[***]	[***]
o	Grant Payment Processing (Bank Fees)	Payment	[***]	[***]	[***]
	Sub-Total PI Fees				[***]
Total Estimated Pass Through Costs					[***]

Total Estimated Budget					[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT D

PAYMENT SCHEDULE

1.	Service Fees:
1.1.	Notwithstanding the payment terms in Section 3.4 of the Agreement, upon signature of this Work Order, Sponsor will pay Worldwide an advance payment of $642,923.72 due upon ten (10) days of receipt, (advance payment represents [***]% of the Service Fee total). All subsequent invoices will be submitted to Sponsor by email monthly based on units completed in the preceding month according to the Budget above, with each subsequent invoice for Service Fees reduced by 20% until the advance payment is exhausted. With the exception of the first payment described above in the amount of $642,923.72, payment terms shall be as defined in this Agreement. Any outstanding balances will be reconciled at the end of the Study.

1.2.	Payment shall be issued by check or wire transfer at Sponsor’s option. Wiring instructions are as follows:

Account Holder:	Worldwide Clinical Trials, Inc.
Bank Name:	[***]
Bank Address:	[***]

ABA Routing No.:	[***]
Bank Account No.:	[***]
Swift Code:	[***]
Taxpayer ID#:	[***]

2.	Pass-through Expenses:

2.1.	Notwithstanding the payment terms in Section 3.4 of the Agreement, Worldwide shall invoice Sponsor an advance payment of $123,470.93 due upon ten (10) days of receipt ([***]). Worldwide will submit subsequent monthly invoices by email for incurred Pass-through Expenses based on actuals, with each subsequent invoice for Pass-through Expenses reduced by 20% until the advance payment is exhausted. With the exception of the first payment described above [***] payment terms shall be as defined in this Agreement. Any outstanding balances will be reconciled at the end of the Study.

3.	Investigator/Institution Fees:

3.1.	Notwithstanding the payment terms in Section 3.4 of the Agreement, Worldwide shall invoice Sponsor an advance payment of $432,672.00 due upon twenty (20) day of receipt ([***]). Periodically, Worldwide will invoice Sponsor by email to replenish this advance back-up to an amount equivalent to [***]% of the anticipated Investigator/Institution grants or such other amount of funds needed to bring the balance to the sufficient amount to ensure that payments are made to sites in a timely manner. The invoice will be accompanied by a report which itemizes the Investigator/Institution grants that have been paid in the period, and will reconcile the use of funds received from Sponsor. If an increase in the amount of anticipated Investigator/Institution grants is necessary, Worldwide will provide appropriate support justifying such increase. Any outstanding balances will be reconciled and provided no earlier than [***] after at the end of the Study. For avoidance of doubt, Worldwide will make all grant payments only from funds received from Sponsor specifically for this purpose. Worldwide shall not be liable for any payments delays due to the delay in receipt of funds from Sponsor.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT E

FORM OF CHANGE ORDER

Client:	Worldwide Project Manager:
Protocol Number:	Worldwide ID:
Change Order #:	Date:

Worldwide Clinical Trials, Inc. (“Worldwide”) and Neurotrope BioScience, Inc. (“Sponsor”) entered into an agreement dated [effective date] (“Agreement”) [as amended by Change Order # 1 effective [effective date]] [and further amended by Change Order # 2 effective [effective date]] in which Worldwide was to provide certain Services to Sponsor in connection with Study [insert Protocol number] (“Study”). Worldwide and Sponsor wish to amend the Agreement as follows:

1. Revisions to the Scope of Services. The Scope of Services has been revised as described below, and Worldwide will provide the following additional services [will not provide the following services initially contracted]:

Description of Service	Cost

2. Revisions to the Study Budget. As a result of the changes to the Services and Scope of Services, this Change Order # [Insert] [increases] [decreases] the Service fees as shown above. A revised total budget value is below.

	Services Fees	Estimated Pass Through Costs	Total
Original Agreement Value:
Change Order #1 Value:
[Add additional Change Orders as necessary]
Revised Contract Value:

3. Revisions to the Payment Schedule. A revised and restated payment schedule, as amended by Change Order # [Insert#] is detailed below.

Payment Schedule, as amended by Change Order # [Insert]

Except to the extent specifically modified by this Change Order # [Insert], the provisions of the Agreement remain unmodified and the Agreement as amended by this Change Order # [Insert] is confirmed as being in full force and effect. All defined terms within the Agreement shall have the same meaning when used herein.

Authorized representatives of the Parties have executed this Change Order # [insert] effective as of the Effective Date written above.

Worldwide Clinical Trials, Inc.		Neurotrope Bioscience, Inc.

By:	Sample	By:	Sample

Name:		Name:

Title:		Title:

Date:		Date:

Page 44 of 44
Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.